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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): January 1, 2002

                            SOURCECORP, INCORPORATED

             (Exact name of registrant as specified in its charter)


          DELAWARE                      0-27444                 75-2560895

       (State or other         (Commission File Number)      (I.R.S. Employer
 jurisdiction incorporation)                              Identification Number)


                              3232 McKinney Avenue
                                   Suite 1000
                               Dallas, Texas 75204
                    (Address of principal executive offices)


                                 (214) 740-6500
                          (Registrant's Telephone No.)

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ITEM 5.  OTHER EVENTS

         On January 1, 2002, SOURCECORP, Incorporated (the "Company") adopted Emerging Issues Task Force ("EITF") Topic No. D-103, "Income Statement Characterization of Reimbursements Received for "Out-of-Pocket" Expenses Incurred". This statement requires that certain reimbursements for out-of-pocket expenses such as, airfare, hotels, mileage, etc., should be characterized as revenue in the income statement. Attached as Exhibit 99.1 to this Form 8-K is pro forma summary financial data for each fiscal quarter of the Company's fiscal year ended December 31, 2001 and for the twelve months ended December 31, 2001. The pro-forma adjustments reflect the adoption of EITF Topic No. D-103 and removes the results of operations and special charges recognized for companies divested and facilities closed during the 2nd and 3rd fiscal quarters of 2001 discussed in Note 2 (Special Charges) accompanying the Company's consolidated financial statements reported in its annual report on Form 10-K/A for the fiscal year ended December 31, 2001.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

   (a)   Financial Statements

         Not applicable

   (b)   Pro Forma Financial Information

         Pro forma summary quarterly financial data for each fiscal quarter of the Company's fiscal year ended December 31, 2001, and for the twelve months ended December 31, 2001.

   (c)   Exhibits

         EXHIBIT NUMBER      DESCRIPTION
         --------------      -----------

             99.1 Pro forma summary financial data for each fiscal quarter of the Company's fiscal year ended December 31, 2001, and for the twelve months ended December 31, 2001.


                                       2
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       SOURCECORP, INCORPORATED


Dated:  May 9, 2002                    By: /s/ Ed H. Bowman, Jr.
                                           -------------------------------------
                                           Ed H. Bowman, Jr.
                                           President and Chief Executive Officer






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                                  EXHIBIT INDEX

           Item
          Number       Description
          ------       -----------

          99.1 Pro forma summary financial data for each fiscal quarter of the Company's fiscal year ended December 31, 2001, and for the twelve months ended December 31, 2001.